Exhibit 21

Name	Jurisdiction of Incorporation
Affinity Insurance Services, Inc.	Pennsylvania
AIS Affinity Insurance Agency, Inc.	California
AIS Insurance Agency, Inc.	Washington
Alexander Reinsurance Intermediaries, Inc.	New York
Allen Insurance Associates, Inc.	California
Allied Group Holdings LLC	Delaware
Allied North America Insurance Brokerage of Arizona, LLC	Delaware
Allied North America Insurance Brokerage of California, LLC	Delaware
Allied North America Insurance Brokerage of Colorado, LLC	Delaware
Allied North America Insurance Brokerage of Connecticut, LLC	Delaware
Allied North America Insurance Brokerage of Florida, LLC	Delaware
Allied North America Insurance Brokerage of Georgia, LLC	Delaware
Allied North America Insurance Brokerage of Illinois, LLC	Delaware
Allied North America Insurance Brokerage of Los Angeles, LLC	Delaware
Allied North America Insurance Brokerage of Massachusetts, LLC	Delaware
Allied North America Insurance Brokerage of Minnesota, LLC	Delaware
Allied North America Insurance Brokerage of Missouri, LLC	Delaware
Allied North America Insurance Brokerage of Nevada, LLC	Delaware
Allied North America Insurance Brokerage of New Jersey, LLC	Delaware
Allied North America Insurance Brokerage of New York, LLC	Delaware
Allied North America Insurance Brokerage of Texas, LLC	Delaware
Allied North America Insurance Brokerage of Washington, D.C., LLC	Delaware
Allied Risk Solutions, LLC	Delaware
American Insurance Services Corp.	Texas
American Safety Consultants, LLC	Delaware
American Special Risk Insurance Company	Delaware
Aon Advisors, Inc.	Virginia
Aon Advisory Services Inc.	Delaware
Aon Aviation, Inc.	Illinois
Aon Benfield Fac Inc.	Illinois
Aon Benfield Global, Inc.	Delaware
Aon Benfield Inc.	Illinois
Aon Benfield Securities, Inc.	New York
Aon Capital Partners, Inc.	Delaware
Aon Captive Management, Ltd.	U.S. Virgin Islands
Aon Capital Managers, LLC	Delaware
Aon Consulting & Insurance Services	California
Aon Consulting Worldwide, Inc.	Maryland
Aon Consulting, Inc.	New York
Aon Consulting, Inc.	New Jersey
Aon eSolutions, Inc.	California
Aon Finance US 1, LLC	Delaware
Aon Finance US 2, LLC	Delaware
Aon Finance US 3, LLC	Delaware

Aon Finance US LP	Delaware
Aon Financial & Insurance Solutions, Inc.	California
Aon Financial Products, Inc.	Delaware
Aon Global Market Solutions, Inc.	Tennessee
Aon Group, Inc.	Maryland
Aon Human Capital Services, LLC	Delaware
Aon Horizon Consultants, Inc.	New York
Aon Insurance Management Services - Virgin Islands, Inc.	U.S. Virgin Islands
Aon Insurance Managers (USA) Inc.	Vermont
Aon International Energy, Inc.	Texas
Aon International Holdings, Inc.	Maryland
Aon Investment Consulting Inc.	Florida
Aon Life Agency of Texas, Inc.	Texas
Aon PHI Acquisition Corporation of California	California
Aon Premium Finance, LLC	Delaware
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	California
Aon Realty Services, Inc.	Pennsylvania
Aon Recovery, Inc.	Delaware
Aon Retirement Plan Advisors, LLC	Delaware
Aon Risk Consultants, Inc.	Illinois
Aon Risk Insurance Services West, Inc.	California
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services Central, Inc.	Illinois
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services Northeast, Inc.	New York
Aon Risk Services South, Inc.	North Carolina
Aon Risk Services Southwest, Inc.	Texas
Aon Risk Services of Puerto Rico, Inc.	Puerto Rico
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Massachusetts	Massachusetts
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Technologies, Inc.	Delaware
Aon Service Corporation	Illinois
Aon Services Group, Inc.	Delaware
Aon Special Risk Resources, Inc.	Delaware
Aon Trade Credit, Inc.	Illinois
Aon Underwriting Managers, Inc.	Delaware
Aon/Albert G. Ruben Insurance Services, Inc.	California
AOPA Insurance Agency, Inc.	Maryland
ARM International Corp.	New York

ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
ASPN Insurance Agency, LLC	Delaware
Association of Rural and Small Town Americans	Missouri
Atlantic Star Administrators LLC	Delaware
Atlantic Star Intermediaries, LLC	Delaware
B E P International Corp.	New Jersey
Benfield Advisory Inc.	Delaware
Benfield Finance (London) LLC	Delaware
Benfield Finance (Westport) LLC	Delaware
Benfield Inc.	Delaware
Blanch Americas Inc.	Delaware
Bowes & Company, Inc., of New York	New York
Cananwill Corporation	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
Cananwill Receivables Purchase Facility, L.L.C.	Delaware
CICA SPE, LLC	Delaware
Citadel Insurance Managers, Inc.	California
Coalition for Benefits Equality and Choice	California
Cornerstone OnDemand, Inc.	Delaware
Corporate Investigative Solutions, Inc.	New Jersey
Crawley, Warren (U.S.A.) Inc.	Massachusetts
E.W. Blanch Capital Risk Solutions, Inc.	Delaware
E.W. Blanch Insurance Services Inc.	Delaware
E.W. Blanch International Inc.	Delaware
Financial & Professional Risk Solutions Insurance Agency, Inc.	California
Financial & Professional Risk Solutions, Inc.	Illinois
Gateway Alternatives, L.L.C.	Delaware
Global Insurance Strategies, LLC	Delaware
Grant Park Capital, LLC	Delaware
Hogg Robinson North America, Inc.	Delaware
Holdco #1, Inc.	Delaware
Holdco #2, Inc.	Delaware
Huntington T. Block Insurance Agency, Inc.	District of Columbia
Impact Forecasting, L.L.C.	Illinois
INPOINT, INC.	Illinois
International Accident Facilities, Inc.	Massachusetts
International Accident Facilities of Texas Inc.	Texas
International Claims Administrators, Inc.	Kansas
International Risk Management (Americas), Inc.	Ohio
International Space Brokers, Inc.	Virginia
IRM/GRC Holding Inc.	Delaware
Johnson Rooney Welch, Inc.	California
K & K Insurance Group of Florida, Inc.	Florida

K & K Insurance Group, Inc.	Indiana
K2 Technologies Inc.	California
McLagan Partners Asia, Inc.	Delaware
McLagan Partners, Inc.	Delaware
Membership Leasing Trust	Delaware
Minet Holdings Inc.	New York
Minet Re North America, Inc.	Georgia
Muirfield Underwriters, Ltd.	Delaware
Paragon Asset Recovery Services Inc.	Pennsylvania
Paragon Strategic Solutions Inc.	Delaware
Prairie State Underwriting Managers, L.L.C.	Illinois
Premier Auto Finance, Inc.	Delaware
Private Equity Partnership Structures I, LLC	Delaware
Project Technologies International L.L.C.	Delaware
Redwoods Dental Underwriters, Inc.	North Carolina
Schirmer Engineering Corporation	Delaware
Schirmer Engineering of Illinois P.C.	Illinois
SINSER Management Services (Vermont), Inc.	Vermont
SLE Worldwide, Inc.	Delaware
Specialty Benefits, Inc.	Indiana
Stenhouse Marketing Services Inc.	Delaware
T.J.E. Management, LLC	Minnesota
Trans Caribbean Insurance Services, Inc.	U.S. Virgin Islands
Underwriters Marine Services, Inc.	Louisiana
VSC SPE, LLC	Delaware
Wexford Underwriting Managers, Inc.	Delaware
William Gallagher Associates of New Jersey, Inc.	New Jersey
Worldwide Integrated Services Company	Texas
Wrapid Specialty, Inc.	California

COUNTRY	COMPANY NAME

Argentina	Admiseg SA
Argentina	Affinity Argentina SA
Argentina	Aon Assist Argentina SA
Argentina	Aon Benfield Argentina SA
Argentina	Aon Consulting Argentina SA
Argentina	Aon Re Argentina SA
Argentina	Aon Risk Services Argentina SA
Argentina	Asevasa Argentina S.A.
Argentina	Benfield Argentina SA
Argentina	Marinaro Dundas SA
Argentina	SN Re SA (Brichetto Sudamericana)
Argentina	Swire Blanch MSTC SA
Argentina	Swire Blanch MSTC II SA
Bahamas	Insurance Company of the Bahamas Ltd
Bahamas	J.S. Johnson & Company (Turks & Caicos) Ltd
Bahamas	J.S. Johnson & Company Ltd
Barbados	Aon Insurance Managers (Barbados) Ltd.
Bermuda	Anchor Reinsurance Company Ltd.
Bermuda	Anchor Underwriting Managers Ltd.
Bermuda	Aon (Bermuda) Ltd.
Bermuda	Aon Benfield Group Limited
Bermuda	Aon Group (Bermuda) Ltd.
Bermuda	Aon Insurance Managers (Bermuda) Ltd
Bermuda	Benfield (Bermuda) Limited
Bermuda	Benfield Group Limited (Bermuda)
Bermuda	Benfield Investment Holdings Limited
Bermuda	Benfield Juniperus Holdings Limited
Bermuda	International Risk Management Group Ltd
Bermuda	NRC Reinsurance Company Ltd.
Bermuda	Professional & General Insurance Company (Bermuda) Ltd
Bermuda	White Rock Insurance (Americas) Ltd.
Bolivia	Aon Bolivia SA Corredores de Seguros
Bolivia	Aon Consulting Bolivia SRL
Bolivia	Aon Re Bolivia SA Correadores de Reaseguros
Brazil	Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda
Brazil	Aon Affinity Servicos e Participacoes Ltda
Brazil	Aon Benfield Brasil Corretora de Resseguros Ltda
Brazil	Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda
Brazil	Aon Holdings Corretores de Seguros Ltda
Brazil	Aon Insurance Corretora de Seguros Ltda
Brazil	Benfield do Brasil Corretora de Resseguros Ltda
Canada	Anthony & Associates Inc.
Canada	Aon Benfield Canada ULC
Canada	Aon Finance N.S. 1, ULC
Canada	Aon Canada Inc.
Canada	Aon Reed Stenhouse Inc.
Canada	Aon Parizeau Inc.
Canada	Aon Risk Services Canada Inc.
Canada	Risk Management Consultants of Canada Limited
Canada	Aon Consulting Inc.
Canada	Groupe-Conseil Aon Inc.
Canada	Aon Direct Group Inc.
Canada	Aon Wealth Management Inc.
Canada	Aon Finance Canada 1 Corp.
Canada	Aon Finance Canada 2 Corp.
Canada	Aon Finance Canada 3 Corp.
Canada	Aon Finance Canada 4 Corp.
Canada	Cananwill Canada Limited
Canada	Minet Inc.
Canada	K&K Insurance Brokers, Inc. Canada
Canada	Alexander & Alexander Services Canada Inc.
Canada	Schirmer Engineering Corporation
Canada	Aon Canada Intermediaries GP
Canada	Aon Canada Holdings N.S. ULC
Canada	Aon Finance N.S. 2, ULC

COUNTRY	COMPANY NAME

Canada	Aon Finance Canada 3 Corporation
Canada	Aon Finance N.S. 3, ULC
Canada	Aon Finance Canada 4 Corporation
Canada	Aon Finance N.S. 4, ULC
Canada	Aon Finance N.S. 5, ULC
Canada	IAO Actuarial Consulting Services Inc.
Canada	Underwriting Solutions Inc.
Canada	7193599 Canada Inc.
Canada	Allied of Canada Limited
Cayman Islands	Aon Insurance Managers (Cayman) Ltd.
Cayman Islands	Aon Risk Services (Cayman) Ltd.
Cayman Islands	Imperial Investment Company
Chile	Aon Andueza Sedgwick Nikols Corredores de Seguros SA
Chile	Aon Consulting Chile Limitada
Chile	Aon Re (Chile) Corredores de Reaseguros SA
Chile	Aon Risk Services (Chile) SA
Chile	Aon Risk Services Holdings (Chile ) Ltda
Chile	Benfield Corredores de Reaseguro Ltda
Chile	Excess Corredores de Reaseguros SA
Chile	Inmobiliara MSTC Benfield Dos SA
Chile	Inversiones Benfield Chile Ltda
Chile	Nikols Chile SA
Colombia	Alexander & Davidson de Colombia Ltda
Colombia	Aon Affinity Ltda. Agencia de Seguros
Colombia	Aon Benfield Columbia Ltda Corredores de Reaseguros
Colombia	Aon Corporate Advisors Ltda
Colombia	Aon Risk Services Colombia SA Corredores de Seguros
Colombia	Bain Hogg Colombiana Ltd
Colombia	Benfield Colombia
Colombia	Tecsefin SA
Ecuador	Aon Group Ecuador SA Intermediaria de Reaseguros
Ecuador	Aon Risk Services Ecuador SA
Grenada	AIB Grenada Ltd
Jamaica	International Insurance Brokers Ltd.
Mexico	Aon Benfield Mexico, SA
Mexico	Aon Benfield Mexico Intermediario de Reaseguros SA de CV
Mexico	Aon Mexico Business Support SA de CV
Mexico	Aon Risk Services Agentes de Seguros y de Fianzas SA de CV
Mexico	Benfield Mexico Intermediario de Reaseguro S.A. de C.V.
Mexico	Centurion, Agente de Seguros SA de CV
Mexico	Union Centurion SA de CV
Panama	Aon (Panama) Ltd. SA
Panama	Aon Benfield Panama SA
Panama	Aon Broking Services SA
Panama	Aon Insurance Managers (Panama) SA
Panama	Asevasa Panama, S.A.
Panama	Frank B. Hall Re (Latin America) Inc.
Panama	Tecsefin Centroamerica SA
Panama	Tecsefin Guatamala
Panama	Tecsefin Salvador
Peru	Alarescu & B.I. Davis Asesores y Corredores de Seguros SA
Peru	Aon Affnity Peru Corredores de Seguros S.A.
Peru	Aon Benfield Peru Corredores Reaseguros SA
Peru	Gil y Carvajal Iberoamerico SA
Puerto Rico	Aon Risk Services of Puerto Rico
Puerto Rico	Benfield Puerto Rico Inc.
Puerto Rico	JH Minet Puerto Rico Inc.
Rep. Dominica	Asesores y Corredores de Seguros SA
St. Lucia	AIB St Lucia Ltd
Trinidad	Agostini Insurance Brokers Ltd
Trinidad	AIB Insurances Ltd
Trinidad	AIB Services Ltd
Trinidad	Aon Energy Caribbean Ltd.
Trinidad	R&M Reinsurance Intermediaries Ltd.
Turks & Caicos	J.S. Johnson & Company (Turks & Caicos) Ltd.

COUNTRY	COMPANY NAME

Uruguay	Aon Re LatinAmerica SA
Uruguay	JFS (Sudamerica) SA
Uruguay	Marinaro Dundas SA
Venezuela	Administradora Aon CA
Venezuela	Aon Group Venezuela Corretaje de Reaseguros CA
Venezuela	Aon Risk Services Venezuela, Corretaje de Seguros CA
Australia	Alexander Howden Group (Australia) Ltd
Australia	Alexander Howden Reinsurance Brokers Pty Ltd
Australia	Aon Benfield Australia Ltd.
Australia	Aon Charitable Foundation Ltd.
Australia	Aon CMT Nominees Pty Ltd.
Australia	Aon Consulting Pty Ltd.
Australia	Aon Corporation Australia Ltd.
Australia	Aon Financial Planning & Protection Ltd.
Australia	Aon Holdings Australia Pty Limited
Australia	Aon Product Design & Development Australian Pty Ltd.
Australia	Aon Risk Services Australia Ltd.
Australia	Aon Services Pty Ltd.
Australia	Aon Superannuation Pty Ltd.
Australia	Aon Wealth Management Ltd.
Australia	Benfield (Australia) Pty Limited
Australia	Cananwill Australia Pty Ltd.
Australia	Freeman McMurrick Pty Ltd.
Australia	Harbour Pacific Holdings Pty Ltd
Australia	Harbour Pacific Underwriting Management Pty Ltd
Australia	HIA Insurance Services Pty Ltd.
Australia	Aon Market Services Pty Ltd
Australia	Aon Australian Holdco 1 Pty Ltd
Australia	Aon Australian Holdco 2 Pty Ltd
Australia	ACN 000 668 600 Pty Ltd
Australia	ACN 001 206 748 Pty Ltd
Australia	Airs Re Pty Limited
China	Aon-Cofco Insurance Brokers Co. Ltd.
China	Aon Asia Pacific Consulting (Shanghai) Co., Ltd.
China	Aon Consulting Shenzhen Ltd.
Fiji	Aon (Fiji) Ltd.
Guam	Aon Insurance Micronesia (Guam) Inc
Hong Kong	ACP Insurance Brokers Ltd.
Hong Kong	Aon (CR) Insurance Agencies Co. Ltd.
Hong Kong	Aon Agencies Hong Kong Ltd.
Hong Kong	Aon Assurance Agencies Hong Kong Limited
Hong Kong	Aon Benfield China Limited
Hong Kong	Aon Chevalier Risk Management Ltd.
Hong Kong	Aon Commercial Insurance Agencies Hong Kong Limited
Hong Kong	Aon Enterprise Insurance Agencies Hong Kong Ltd.
Hong Kong	Aon Asia Pacific Limited
Hong Kong	Aon Hong Kong Ltd.
Hong Kong	Aon Insurance Agencies (HK) Ltd
Hong Kong	Aon Insurance Management Agencies (HK) Limited
Hong Kong	Aon Insurance Underwriting Agencies Hong Kong Ltd.
Hong Kong	Aon Life Insurance Agencies (HK) Limited
Hong Kong	Aon Product Risk Services Hong Kong Limited
Hong Kong	Aon Services Hong Kong Limited
Hong Kong	Aon Underwriting Agencies (Hong Kong) Ltd.
Hong Kong	Benfield, Lovick & Rees (Hong Kong) Ltd.
Hong Kong	Contingency Insurance Brokers Ltd.
Hong Kong	Essar Insurance Services Ltd.
Hong Kong	EW Blanch Limited
India	Aon Consulting Private Limited
India	Aon Global Insurance Brokers (Pte) Ltd.
India	Aon Global Risk Management Services
Indonesia	PT Aon Benfield Indonesia
Indonesia	PT Aon Indonesia
Japan	Aon Benfield Japan Ltd.
Japan	Aon Consulting Japan Ltd.

COUNTRY	COMPANY NAME

Japan	Aon Holdings Japan Ltd.
Japan	Aon Japan Ltd.
Korea	Aon Consulting Korea Inc.
Korea	Aon Korea Inc.
Labuan	Aon Natural Resources Asia Ltd.
Macau	Aon Insurance Agencies (Macau) Ltd.
Malaysia	Aon Benfield Malaysia Limited
Malaysia	Aon Holdings Malaysia Sdn Bhd
Malaysia	Aon Insurance Brokers (Malaysia) Sdn Bhd
New Zealand	Aon Benfield New Zealand Limited
New Zealand	Aon Holdings New Zealand
New Zealand	Aon New Zealand Group
New Zealand	Aon New Zealand
New Zealand	Superannuation Management Nominees Ltd.
Pakistan	Aon Insurance Brokers (Pvt) Ltd.
Philippines	Aon Insurance and Reinsurance Brokers Philippines Inc.
PNG	Burnie Enterprises Ltd.
PNG	Aon Consulting (PNG) Ltd.
PNG	Aon Risk Services (PNG) Ltd.
Saipan	Aon Insurance Micronesia (Saipan) Inc
Singapore	Alexander & Alexander Asia Holdings Pte. Ltd.
Singapore	Aon Benfield Asia Pte Ltd.
Singapore	Aon Consulting (Singapore) Pte. Ltd.
Singapore	Aon Insurance Agencies Pte. Ltd.
Singapore	Aon Singapore Pte. Ltd.
Singapore	Benfield Advisory Pte Limited
Singapore	SINSER (Asia) Pte Limited
Singapore	Stenhouse (South East Asia) Pte. Ltd.
Taiwan	Aon Management Consulting Taiwan Ltd.
Taiwan	Aon Taiwan Ltd.
Taiwan	Aon Risk Services Taiwan Ltd.
Taiwan	Minet Taiwan Ltd
Taiwan	Aon Insurance Agency (General) Taiwan Ltd.
Thailand	Aon Consulting (Thailand) Ltd.
Thailand	Aon Group (Thailand) Ltd.
Thailand	Aon Re (Thailand) Ltd.
Thailand	Aon Risk Services (Thailand) Ltd.
Thailand	Aon (Thailand) Ltd.
Vanuatu	Aon (Vanuatu) Ltd.
Vietnam	Aon Vietnam Limited
Angola	Aon Angola Corretores de Seguros Limitada
Austria	Aon Holdings Austria GmbH
Austria	Aon Jauch & Hubener Employee Benefit Consulting Ges.mbH
Austria	Aon Jauch & Hubener GmbH
Austria	Aon Benfield Ruckversicherungsmakler Ges.mbH
Austria	ASTA Versicherungsburo Dr.Jur. F. Nitsche Beratungen und Vermittlungen GmbH
Austria	Panczelos Gesellschaft mbH & Co
Austria	Versicherungsmaklerburo Hans Windisch-Graetz GmbH
Austria	Winfried Bonn Versicherungsberatungs- und Vermitlungs GmbH
Azerbaijan	Aon Azeri Insurance & Reinsurance Brokers Company
Azerbaijan	Nicholson Leslie Investments Azeri
Bahrain	Aon Re Middle East WLL
Belgium	Accuracy Belgium BVBA
Belgium	Agenion NV/SA
Belgium	Aon Belgium NV
Belgium	Aon Benfield Belgium SA/NV
Belgium	Aon Consulting Belgium SA
Belgium	Compagnie Franco-Belge d’Investissement et de Placements
Belgium	Crion NV
Belgium	Probabilitas NV/SA
Botswana	Aon Botswana (Pty) Ltd.
Botswana	Aon Holdings Botswana (Pty) Ltd.
Botswana	Aon Risk Management (Pty) Ltd.
Botswana	Associated Fund Administrators Botswana (Pty) Ltd.
Botswana	Vassal Properties (Pty) Ltd.

COUNTRY	COMPANY NAME

Bulgaria	Aon Bulgaria EOOD
Croatia	Aon Insurance Brokerage and Risk Management Ltd.
Cyprus	Aon Cyprus Insurance Broker Company Limited
Czech Rep.	Aon Stach Ceska republika spol sro
Czech Rep.	Benfield Praha a.s.
Czech Rep.	Stach & KB as
Czech Rep.	Stach Pojistovaci Management sro
Denmark	Aon Denmark A/S
Denmark	Aon Denmark Insurance Services A/S
Denmark	Aon Private Consulting A/S
Denmark	JH Assurance Consult A/S
Estonia	OU Aon Eesti Kindlustusmaakler
Estonia	Riskikonsultatsioonid OÜ
Finland	Aon Finland Oy
Finland	Aon Monia Oy
France	Accuracy SAS
France	Aon France SA
France	Aon France Finance SA
France	Aon Holdings France SNC
France	International Space Brokers France SA
Georgia	Aon Georgia Insurance & Reinsurance Brokers & Consultants LLC
Germany	Accuracy Deutschland GmbH Frankfurt am Main
Germany	AIV Karl Alt GmbH
Germany	Aon Credit International Insurance Broker GmbH
Germany	Aon Jauch & Hubener Beiteilungs GmbH
Germany	Aon Jauch & Hubener Beiteilungsmanagement GmbH
Germany	Aon Jauch & Hubener Consulting GmbH
Germany	Aon Jauch & Hubener GmbH
Germany	Aon Jauch & Hubener Holdings GmbH
Germany	Aon Risiko & Versicherungsberatung GmbH
Germany	Aon Risk Services (Deutschland) GmbH
Germany	Aon Wolff & Mueller GmbH
Germany	Benfield Munchen GmBH
Germany	Carstens & Schues GmbH
Germany	Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH
Germany	Industrieschutz Insurance Brokers GmbH
Germany	PRORuCK Ruckversicherungs AG
Germany	PROXX Aktiengesellschaft
Germany	UNIT Versicherungsmakler GmbH & Co. KG
Germany	UNITA Unternehmensberatung GmbH
Germany	Wacus Delkredere Management GmbH
Greece	Aon Benfield Greece SA
Greece	Aon Hellas SA Insurance Consulting Services
Greece	Aon Hellas EPE
Greece	Aon Turner Reinsurance Services SA
Hungary	Aon Credit Kelet - Europai Hitelbiztositasi Alkusz Kft
Hungary	Aon Magyarorszag Alkusz Kft
Hungary	Aon Tanacsado es Penztarszolgaltao Reszventytarsas
Hungary	Aon Credit International Insurance Broker GmbH
Ireland	Alexander & Alexander Ireland Ltd
Ireland	Aon Beech Hill Ltd
Ireland	Beech Hill Pension Trustees Ltd
Ireland	Aon Commercial Services and Operations Limited
Ireland	Aon Investments Holdings Ireland Limited
Ireland	Aon MacDonagh Boland Group Ltd
Ireland	Aon Risk Services (Ireland) Ltd
Ireland	Barrett, Heggarty, Moloney Ltd
Ireland	Finance and Pension Solutions Ltd
Ireland	J H Minet (Insurance) Ltd
Ireland	MacDonagh Boland Crotty MacRedmond Ltd
Ireland	MacDonagh Boland Cullen Duggan Ltd
Ireland	MacDonagh Boland Foley Woollam Ltd
Ireland	Pinerich Limited UK
Ireland	Private Client Trustees Ltd.

COUNTRY	COMPANY NAME

Ireland	Redmond Life & Pensions Ltd.
Ireland	SINSER (Ireland) Ltd.
Ireland	Toal Holdings Ltd
Ireland	Toal Insurances Ltd
Ireland	Toal Life & Pension Ltd
Ireland (Northern)	Aon McMillen Ltd
Israel	Aminim International Underwriters of Insurance Agencies (1990) Ltd.
Israel	Aon Israel Insurance Brokerage Ltd.
Israel	Aon Holdings Israel Ltd.
Israel	Aon Re Special Risks (Israel) Ltd
Israel	I. Beck Insurance Agency (1994) Ltd.
Israel	Kamor Insurance Agency (2003) Ltd.
Israel	National Insurance Office Ltd.
Israel	Ronnie Elementary Insurance Agency Ltd
Israel	Traklin Insurance Brokers (1997) Ltd.
Italy	ALPI Marittime Insurance Brokers Srl
Italy	Accuracy Srl
Italy	Aon & Partners Srl
Italy	Aon Benfield Italia Spa
Italy	Aon CB Srl
Italy	Aon CR Srl
Italy	Aon Intermediazioni Assicurative S.p.A.
Italy	Aon Italia SpA
Italy	Aon Nikols Adriatica Srl
Italy	Aon Personal Line Srl
Italy	Aon Re Trust Broker S.R.L.
Italy	Aon Risk Management and Consulting
Italy	Aon SpA Insurance & Reinsurance Brokers
Italy	CB Broker Srl
Italy	CR Auto & Persone Srl
Italy	Fitass Srl
Italy	Lenzi Broker Assicuraz Srl
Italy	Orseolo Assecurazioni Srl
Italy	Praesidium SpA
Italy	Secinaro & Partners Srl
Kazakhstan	Aon Consulting Kazakhstan LLP
Kazakhstan	Insurance Broker Aon Kazakhstan LLP
Kenya	Aon Consulting Ltd.
Kenya	Aon Minet Insurance Brokers Ltd.
Kenya	Minken Properties Ltd.
Latvia	Aon Latvia Sia
Lesotho	Aon Consulting Lesotho (Pty) Ltd.
Lesotho	Aon Lesotho (Pty) Ltd.
Lithuania	UADBB Aon Lietuva
Luxembourg	ACSG (Europe) SA
Luxembourg	Aon Insurance Managers (Luxembourg) SA
Luxembourg	Aon Luxembourg SA
Luxembourg	Aon Global Risk Consulting Luxembourg Sarl
Luxembourg	SINSER (Luxembourg) Ltd.
Luxembourg	White Rock Reinsurance SA
Luxembourg	Aon Re Canada Holdings SARL
Luxembourg	Aon Finance Luxembourg SARL
Luxembourg	Aon Financial Services Luxembourg SA
Malawi	Aon Malawi Ltd.
Mauritius	Aon Mauritius Holdings Ltd.
Morocco	Aon Acore Sarl
Morocco	Casablanca Intermediation Company Sarl
Mozambique	Aon Mocambique - Corretores de Seguros Ltd.
Neth. Antilles	Aon Antillen NV
Neth. Antilles	Aon Aruba NV
Neth. Antilles	Aon Captive Services Antilles NV
Neth. Antilles	Aon Captive Services Aruba NV
Neth. Antilles	Aon Holdings Antillen NV
Neth. Antilles	Aon Insurance Managers (Antillen) NV
Neth. Antilles	Aon Sint Maarten NV

COUNTRY	COMPANY NAME

Netherlands	Alexander & Alexander BV
Netherlands	Alexander & Alexander Holding BV
Netherlands	Aon & Co. Herverzekering BV
Netherlands	Aon 2008 B.V.
Netherlands	Aon Accuracy BV
Netherlands	Aon Africa BV
Netherlands	Aon Americas Holdings BV
Netherlands	Aon Asia Insurance Services BV
Netherlands	Aon Benfield Netherlands CV
Netherlands	Aon CANZ Holdings B.V.
Netherlands	Aon Captive Services (Nederland) BV
Netherlands	Aon Consulting Nederland CV
Netherlands	Aon Fiduciary Cash Management BV
Netherlands	Aon Groep Nederland BV
Netherlands	Aon Group International BV
Netherlands	Aon Holdings BV
Netherlands	Aon Holdings International BV
Netherlands	Aon Makelaars in Assurantien BV
Netherlands	Aon Nederland CV
Netherlands	Aon Netherlands BV
Netherlands	Aon Corporation EMEA B.V.
Netherlands	Aon Nikols Chile BV
Netherlands	Aon Participations BV
Netherlands	Aon Restructuring B.V.
Netherlands	Aon Risk Services EMEA B.V.
Netherlands	Aon Southern Europe BV
Netherlands	Aon Verzuim Management BV
Netherlands	Aon Global Risk Consulting BV
Netherlands	Asharo BV
Netherlands	Assurantie Advies Nederland BV
Netherlands	Assurantie Groep Langeveldt CV
Netherlands	Australian Restructuring 2001 CV
Netherlands	B.H. Insurance Holdings B.V
Netherlands	Bekouw Mendes CV
Netherlands	Beursstraat 1A BV
Netherlands	Blom van der Aa Holding BV
Netherlands	Bonnikeplein 18-22 BV
Netherlands	BV Algemeen Assurantiekantoor Schreinemacher
Netherlands	B.V. Assurantiekantoor Langeveldt Schroder
Netherlands	Catz & Lips BV
Netherlands	Celinvest Amsterdam BV
Netherlands	Consultas NV
Netherlands	COT Instituut voor Veiligheids-en Crisismanagement B.V.
Netherlands	CV ‘t Huys ter Merwe
Netherlands	D. Hudig & Co. BV
Netherlands	De Admiraal BV
Netherlands	Dorhout Mees Assurantien BV
Netherlands	Elektrorisk Beheer BV
Netherlands	Heerkens Thijsen & Co. BV
Netherlands	Heerkens Thijsen Caviet vof
Netherlands	Heerkens Thijsen Groep BV
Netherlands	Hudig-Langeveldt (Pensioenbureau) BV
Netherlands	Hudig-Langeveldt (Reinsurance) BV
Netherlands	Hudig-Langeveldt Makelaardij in Assurantien BV
Netherlands	Jacobs & Brom BV
Netherlands	Kerkenbos 1061 BV
Netherlands	Laan van de Vrede 1 BV
Netherlands	Langeveldt de Vos BV
Netherlands	Langeveldt Groep BV
Netherlands	Moes & Caviet Last BV
Netherlands	NV Verzekering Maatschappij van 1890
Netherlands	Paalbergweg 2-4 B.V.
Netherlands	Ruud van der Pol BV
Netherlands	Schogt Scholte & Co. BV
Netherlands	VVG Verzekerd Vastgoed Holding BV

COUNTRY	COMPANY NAME

Netherlands	Wilhelminapark 1 BV
Nigeria	Medexia Ltd
Norway	Aon Grieg AS
Norway	Aon Holdings Norway AS
Norway	Minet AS
Norway	Norwegian Insurance Partners AS
Norway	Parisco AS
Oman	Aon Majan LLC
Poland	Aon Affinity sp zoo
Poland	Aon Polska sp zoo
Poland	Carstens & Schues Poland Ltd.
Poland	Dom Brokerski Progres SA
Poland	Progres Services Sp zoo
Portugal	Aon Portugal - Corretores de Seguros SA
Portugal	Aon Portugal Consultores Lda
Portugal	Aon Re Bertoldi Corretagem de Resseguros SA
Portugal	Nikols Portugal Mediacao de Seguros Lda
Portugal	Aon Motor - Gestao, Compra e Venda e Manutencao de Automoveis Lda
Qatar	Aon Qatar LLC
Romania	Aon Romania Broker de Asigurare - re asigurare SRL
Romania	Business Risk Consultants (Brisk) SRL
Russia	Aon Rus Insurance Brokers LLC
Russia	ZAO Aon Insurance Brokers
Saudi Arabia	Aon Saudi Arabia E.C
Serbia	Aon RM Posredovanje doo
Slovakia	Benfield Bratislava s.r.o.
Slovakia	Jauch & Hubener spol sro
Slovakia	Stach & KB as
South Africa	Aon Consulting South Africa (Pty) Ltd.
South Africa	Aon Holdings Sub-Sahara Africa (Pty) Ltd.
South Africa	Aon Re Africa (Pty) Ltd.
South Africa	Aon Risk Services (Pty) Ltd.
South Africa	Aon South Africa (Pty) Ltd.
South Africa	Benfield (South Africa) (Pty) Limited
South Africa	Mafube Risk and Insurance Consultants (Pty) Ltd.
South Africa	QED Actuaries & Consultants
Spain	Alternative Indemnity Markets SA
Spain	Aon Accuracy SA
Spain	Aon Benfield Iberia, Correduria de Reaseguros SA
Spain	Aon Direct Group Espana SL
Spain	Aon Direct Marketing Services Group Broker Correduria de Seguros SA
Spain	Aon Gil y Carvajal Consulting SA
Spain	Aon Gil y Carvajal Correduria de Seguros SA
Spain	Aon Gil y Carvajal Flotas SA
Spain	Aon Re Iberia Cover Holder, SL
Spain	Aon Southern Europe y Cia SC
Spain	Asevasa Asesoramiento y Valoraciones SA
Spain	Banca Seguros Colon, SA
Spain	Consultoria de Vida y Pensiones SA
Spain	Control de Riesgos SA
Spain	FCC Global Insurance General Services SA
Spain	Hacecor Tecnica SA Correduria de Seguros
Spain	Mantenimiento Gestion de Renting y Administration de Flotas SA
Swaziland	Swaziland Insurance Brokers (Pty) Ltd.
Sweden	AIM Sweden AB
Sweden	Aon Sweden AB
Sweden	FörsäkringsUtveckling A&S
Sweden	SINSER Holding AB
Switzerland	Anglo-Swiss Reinsurance Brokers Ltd
Switzerland	Aon (Schweiz) AG
Switzerland	Aon Consulting AG
Switzerland	Aon Re Switzerland
Switzerland	Paragon Strategic Solutions Switzerland GmbH
Tanzania	Aon Tanzania Ltd.
Tunisia	Aon Tunisia So.car.gest SA

COUNTRY	COMPANY NAME

Turkey	Aon Sigorta ve Reasuran Brokerligi ve Danismanlik AS
Turkey	NC Sigorta ve Reasurans Brokerlioi AS
UAE	Aon Gulf LLC
UAE	Aon Middle East
Uganda	Aon Uganda Ltd.
Ukraine	Aon Ukraine LLC
Zambia	Aon Zambia Ltd
Zimbabwe	Aon Consulting (Pvt) Ltd.
Zimbabwe	Aon Zimbabwe (Private) Ltd
Zimbabwe	Minerva Holdings (Private) Ltd
BVI	Andes Global Ltd.
BVI	Aon Group Limited
Gibraltar	SINSER (Gibraltar) Ltd.
Guernsey	Aon Services (Guernsey) Ltd
Guernsey	Leslie & Godwin (CI) Ltd.
Guernsey	Minet Benefit Services International Ltd
Guernsey	Minet Holdings Guernsey Ltd
Guernsey	SINSER (Guernsey) Limited
Isle of Man	Aon (Isle of Man) Ltd
Isle of Man	Caledonian Management Ltd.
Isle of Man	SINSER (Isle of Man) Ltd.
Isle of Man	SINSER Services Ltd.
Jersey	IRISC (Jersey) Ltd.
UK	Agricultural Risk Management Ltd
UK	Alexander & Alexander Services UK Ltd
UK	Alexander Clay
UK	Alexander Stenhouse & Partners Ltd
UK	Alexander Stenhouse Ltd
UK	Aon 05 Ltd
UK	Aon 2007 Limited
UK	Aon Adjudication Services Ltd
UK	Aon Alexander & Alexander U.K. Pension Trustees Ltd
UK	Aon Benfield Limited
UK	Aon Benfield Securities Limited
UK	Aon Capital Markets Ltd
UK	Aon Consulting Financial Services Ltd
UK	Aon Consulting Group Ltd
UK	Aon Consulting Ltd
UK	Aon Fiscal Representatives Limited
UK	Aon Global Risk Consultants Ltd
UK	Aon Holdings UK
UK	Aon India Ltd
UK	Aon Limited
UK	Aon Overseas Holdings Ltd
UK	Aon Pension Trustees Ltd
UK	Aon Premium Finance Ltd.
UK	Aon Re Special Risks Ltd
UK	Aon Risk Services Holdings UK Ltd
UK	Aon Risk Services UK Ltd
UK	Aon Services Group Ltd
UK	Aon SIPP Trustees Ltd
UK	Aon Trust Corporation Ltd
UK	Aon UK Group Ltd
UK	Aon UK Holdings Intermediaries Ltd
UK	Aon UK Trustees Ltd
UK	AV-VACS Security and Homecare Systems Ltd
UK	Bain Clarkson Ltd
UK	Bain Hogg Group Ltd
UK	Bain Hogg International Holdings Ltd
UK	Bain Hogg International Ltd
UK	Bain Hogg Management Ltd
UK	Bankassure Insurance Services Ltd
UK	Benfield Advisory Holdings Limited
UK	Benfield Capital Limited
UK	Benfield Finance Limited

COUNTRY	COMPANY NAME

UK	Benfield Greig Holdings Limited
UK	Benfield Holdings Limited
UK	Benfield International Limited
UK	Benfield Limited
UK	Burlington Insurance Services Ltd
UK	C.A.D Consultants Ltd
UK	Cananwill Europe Ltd
UK	Clear-A-Debt Ltd
UK	CoSec 2000 Ltd
UK	Crawley Warren Group Limited
UK	Doveland Services Limited
UK	EW Blanch Holdings Limited
UK	EW Blanch Investments Limited
UK	EW Blanch Limited
UK	EWB International Holdings Limited
UK	Gardner Mountain & Capel-Cure Agencies Ltd
UK	Gardner Mountain Financial Services Limited
UK	Gil y Carvajal Ltd
UK	Greig Fester Group Limited
UK	Greig Fester Investment Holdings Limited
UK	Greig Fester (Properties) Limited
UK	Halford, Shead & Co. Ltd
UK	Hogg Group Ltd
UK	Hogg Group Overseas Ltd
UK	Hydrocarbon Risk Consultants Ltd
UK	International Aviation Brokers Limited
UK	International Space Brokers Europe Limited
UK	International Space Brokers Limited
UK	IRISC Claims Management Ltd
UK	IRMG (UK) Holdings Ltd
UK	J H Minet Reinsurance Services Ltd
UK	Jenner Fenton Slade Group Ltd
UK	Jenner Fenton Slade Ltd
UK	Jenner Fenton Slade Reinsurance Services Ltd
UK	Leslie & Godwin (UK) Ltd
UK	Leslie & Godwin Group Ltd
UK	Leslie & Godwin Investments Ltd
UK	Leslie & Godwin Ltd
UK	Macey Williams Ltd
UK	McLagen (Aon) Limited
UK	MedRisk International Limited
UK	Minet Consultancy Services Ltd
UK	Minet Employees’ Trust Company Ltd
UK	Minet Group
UK	Minet Group Holdings
UK	Minet Ltd
UK	Motorclip Limited
UK	Netherlands Construction Insurance Services Ltd
UK	Nicholson Chamberlain Colls Group Ltd
UK	Nicholson Leslie Investments Ltd
UK	Nicholson Leslie Ltd
UK	Premier Bike Insurance Services Ltd.
UK	SLE Worldwide Ltd
UK	Special Risk Services Underwriting Agency Ltd
UK	Staffcare Limited
UK	Supercover Holdings Limited
UK	Supercover Limited
UK	The Alexander Consulting Group Ltd
UK	The Bike Broker Ltd.
UK	Xchanging Broking Services Ltd
UK	Z/Yen Limited